2Q | 2015

Supplemental Information

FURNISHED AS OF AUGUST 5, 2015 (UNAUDITED)

Table of Contents

3	Corporate Information

5	Historical Reconciliation of FFO

6	Statements of Income Information

7	Balance Sheet Information

8	Debt Metrics

9	Investment Activity

10	Portfolio by Market

11	Square Feet by Type, Provider and Building Size

12	Lease Maturity and Tenant Size

13	Occupancy Information

14	Same Store Properties

15	Reconciliation of NOI

16	Same Store Leasing Statistics

17	Components of Net Asset Value

18	Components of Expected 2015 FFO

Copies of this report may be obtained at www.healthcarerealty.com or by contacting Investor Relations at 615.269.8175 or communications@healthcarerealty.com.
Forward looking statements and risk factors:
This Supplemental Information report contains disclosures that are “forward-looking statements” as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include all statements that do not relate solely to historical or current facts and can be identified by the use of words and phrases such as “can,” “may,” “payable,” “indicative,” “annualized,” “expect,” “expected,” “future cash or NOI,” “deferred revenue,” “rent increases,” “range of expectations,” “components of expected 2015 FFO,” and other comparable terms in this report. These forward-looking statements are made as of the date of this report and are not guarantees of future performance. These statements are based on the current plans and expectations of Company management and are subject to a number of unknown risks, uncertainties, assumptions and other factors that could cause actual results to differ materially from those described in this release or implied by such forward-looking statements. Such risks and uncertainties include, among other things, the following: changes in the economy; increases in interest rates; the availability and cost of capital at expected rates; changes to facility-related healthcare regulations; competition for quality assets; negative developments in the operating results or financial condition of the Company's tenants, including, but not limited to, their ability to pay rent and repay loans; the Company's ability to reposition or sell facilities with profitable results; the Company's ability to re-lease space at similar rates as vacancies occur; the Company's ability to renew expiring long-term single-tenant net leases; the Company's ability to timely reinvest proceeds from the sale of assets at similar yields; government regulations affecting tenants' Medicare and Medicaid reimbursement rates and operational requirements; unanticipated difficulties and/or expenditures relating to future acquisitions and developments; changes in rules or practices governing the Company's financial reporting; the Company may be required under purchase options to sell properties and may not be able to reinvest the proceeds from such sales at rates of return equal to the return received on the properties sold; uninsured or underinsured losses related to casualty or liability; the incurrence of impairment charges on its real estate properties or other assets; and other legal and operational matters. Other risks, uncertainties and factors that could cause actual results to differ materially from those projected are detailed under the heading “Risk Factors,” in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) for the year ended December 31, 2014 and other risks described from time to time thereafter in the Company's SEC filings. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

HEALTHCARE REALTY I 2	2Q I 2015 SUPPLEMENTAL INFORMATION

Corporate Information

Healthcare Realty Trust is a real estate investment trust that integrates owning, managing, financing and developing income-producing real estate properties associated primarily with the delivery of outpatient healthcare services throughout the United States. The Company had investments of approximately $3.2 billion in 197 real estate properties and mortgages as of June 30, 2015. The Company’s 196 owned real estate properties are located in 30 states and total approximately 14.1 million square feet. The Company provided leasing and property management services to approximately 9.5 million square feet nationwide.

Corporate Headquarters

Healthcare Realty Trust Incorporated
West End Avenue, Suite 700
Nashville, Tennessee 37203
Phone: 615.269.8175
Fax: 615.269.8461
E-mail: communications@healthcarerealty.com
Website: www.healthcarerealty.com

Executive Officers

David R. Emery	Chairman of the Board and Chief Executive Officer
John M. Bryant, Jr.	Executive Vice President and General Counsel
Scott W. Holmes	Executive Vice President and Chief Financial Officer
Todd J. Meredith	Executive Vice President - Investments
B. Douglas Whitman, II	Executive Vice President - Corporate Finance

Board of Directors

David R. Emery	Chairman of the Board and Chief Executive Officer, Healthcare Realty Trust Incorporated
Errol L. Biggs, Ph.D.	Director, Graduate Programs in Health Administration, University of Colorado
C. Raymond Fernandez, M.D.	Retired Chief Executive Officer, Piedmont Clinic
Edwin B. Morris III	Managing Director, Morris & Morse Company, Inc.
J. Knox Singleton	President and Chief Executive Officer, Inova Health System
Bruce D. Sullivan	Retired Audit Partner, Ernst & Young LLP
Roger O. West	Retired General Counsel, Healthcare Realty Trust Incorporated
Dan S. Wilford	Retired President and Chief Executive Officer, Memorial Hermann Healthcare System

HEALTHCARE REALTY I 3	2Q I 2015 SUPPLEMENTAL INFORMATION

Corporate Information

Professional Services

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BDO USA, LLP
414 Union Street, Suite 1800, Nashville, Tennessee 37219
TRANSFER AGENT
Wells Fargo N.A., Shareowner Services
1110 Centre Pointe Curve, Suite 101, Mendota Heights, Minnesota 55120-4100

Stock Exchange, Symbol and CUSIP Number

SECURITY DESCRIPTION	STOCK EXCHANGE	SYMBOL	CUSIP NUMBER
Common Stock	NYSE	HR	421946104
Senior Notes due 2021	OTC	HR	421946AG9
Senior Notes due 2023	OTC	HR	421946AH7
Senior Notes due 2025	OTC	HR	421946AJ3

Dividend Reinvestment Plan

Through the Company’s transfer agent, Wells Fargo, named stockholders of record can re-invest dividends in shares at a 5% discount and may also purchase up to $60,000 of HR common stock per calendar year without a service or sales charge. For information, write Wells Fargo Shareowner Services, P.O. Box 64856, St. Paul, Minnesota 55164-0856, or call 1.800.468.9716. Information may also be obtained at the transfer agent’s website, www.shareowneronline.com.

Direct Deposit of Dividends

Direct deposit of dividends is offered as a convenience to stockholders of record. For information, write Wells Fargo Shareowner Services, P.O. Box 64856, St. Paul, Minnesota 55164-0856, or call 1.800.468.9716. Information may also be obtained at the transfer agent’s website, www.shareowneronline.com.

Dividends Declared

On August 4, 2015, the Company declared a dividend of $0.30 per share, payable on August 28, 2015, to stockholders of record on August 17, 2015.

Analyst Coverage

Cowen and Company, LLC	KeyBanc Capital Markets Inc.

Goldman, Sachs & Co.	Mizuho Securities USA Inc.

Green Street Advisors, Inc.	RBC Capital Markets, LLC

J.J.B. Hilliard W.L. Lyons, LLC	Stifel, Nicolaus & Company, Inc.

J.P. Morgan Securities LLC	SunTrust Robinson Humphrey, Inc.

JMP Securities LLC	Wells Fargo Securities, LLC

HEALTHCARE REALTY I 4	2Q I 2015 SUPPLEMENTAL INFORMATION

Historical Reconciliation of FFO (1) (2)
(amounts in thousands, except for share data)

	2015		2014				2013
	Q2	Q1	Q4	Q3	Q2	Q1	Q4	Q3
Net Income Attributable to Common Stockholders	$17,916	$5,382	$18,073	$3,991	$5,971	$3,852	$12,384	$19,765
Gain on sales of properties	(41,549)	—	(9,280)	—	(3)	—	(2,748)	(20,187)
Impairments of real estate assets	—	3,328	995	4,505	3,105	3,425	—	6,259
Real estate depreciation and amortization	28,542	28,532	27,897	27,697	27,017	26,248	25,776	24,214
Total adjustments	(13,007)	31,860	19,612	32,202	30,119	29,673	23,028	10,286
Funds from Operations Attributable to Commons Stockholders	$4,909	$37,242	$37,685	$36,193	$36,090	$33,525	$35,412	$30,051
Acquisition costs	167	38	471	188	49	—	681	504
Loss on extinguishment of debt	27,998	—	—	—	—	—	—	—
Pension termination	5,260	—	—	—	—	—	—	—
Impairment of internally-developed software	654	—	—	—	—	—	—	—
Severance expense	—	141	—	—	—	—	—	—
Security deposit recognized upon sale	—	—	(407)	—	—	—	—	—
Reversal of restricted stock amortization upon director / officer resignation	—	—	(115)	(445)	—	—	—	—
Refund of prior year overpayment of certain operating expenses	—	—	—	—	(1,919)	—	—	—
Gain on sale of cost method investment in real estate	—	—	—	—	—	—	(1,492)	—
Normalized Funds from Operations Attributable to Common Stockholders	$38,988	$37,421	$37,634	$35,936	$34,220	$33,525	$34,601	$30,555
Funds from Operations per Common Share—Diluted	$0.05	$0.38	$0.38	$0.37	$0.38	$0.35	$0.37	$0.32
Normalized Funds from Operations Per Common Share—Diluted	$0.39	$0.38	$0.38	$0.37	$0.36	$0.35	$0.36	$0.32
FFO Weighted Average Common Shares Outstanding	99,945	99,137	98,086	97,329	95,978	95,585	95,485	94,836

(1)
Funds from operations (“FFO”) and FFO per share are operating performance measures adopted by the National Association of Real Estate Investment Trusts, Inc. (“NAREIT”). NAREIT defines FFO as the most commonly accepted and reported measure of a REIT’s operating performance equal to “net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.”

(2)
FFO does not represent cash generated from operating activities determined in accordance with accounting principles generally accepted in the United States of America and is not necessarily indicative of cash available to fund cash needs. FFO should not be considered alternatives to net income attributable to common stockholders as indicators of the Company's operating performance or as alternatives to cash flow as measures of liquidity.

HEALTHCARE REALTY I 5	2Q I 2015 SUPPLEMENTAL INFORMATION

Statements of Income Information
(dollars in thousands)

	Three Months Ended
	2015		2014				2013
	Q2	Q1	Q4	Q3	Q2	Q1	Q4	Q3
Revenues
Rental income	$95,450	$95,034	$93,648	$92,095	$89,279	$86,502	$84,824	$77,301
Mortgage interest	31	31	32	44	969	2,621	2,411	3,926
Other operating	1,227	1,391	1,320	1,474	1,423	1,448	1,386	1,578
	96,708	96,456	95,000	93,613	91,671	90,571	88,621	82,805
Expenses
Property operating	33,927	34,263	33,386	34,204	33,635	32,831	31,227	31,758
General and administrative	6,713	6,738	5,990	5,185	5,661	5,972	5,758	5,577
Depreciation	26,552	26,387	25,881	25,345	24,491	23,667	23,074	21,449
Amortization	2,474	2,667	2,630	2,656	2,775	2,759	2,826	2,595
Bad debts, net of recoveries	27	(207)	(92)	3	73	47	61	109
	69,693	69,848	67,795	67,393	66,635	65,276	62,946	61,488
Other Income (Expense)
Gain on sales of properties	41,549	—	—	—	—	—	—	—
Gain on sale of cost method investment in real estate	—	—	—	—	—	—	1,492	—
Interest expense	(17,213)	(18,322)	(18,237)	(18,192)	(18,066)	(17,918)	(17,772)	(17,043)
Loss on extinguishment of debt	(27,998)	—	—	—	—	—	—	—
Pension termination	(5,260)	—	—	—	—	—	—	—
Impairment of real estate assets	—	(3,328)	—	—	—	—	—	—
Impairment of internally-developed software	(654)	—	—	—	—	—	—	—
Interest and other income, net	147	91	91	409	2,035	100	261	237
	(9,429)	(21,559)	(18,146)	(17,783)	(16,031)	(17,818)	(16,019)	(16,806)

Income From Continuing Operations	17,586	5,049	9,059	8,437	9,005	7,477	9,656	4,511

Discontinued Operations
Income (loss) from discontinued operations	330	333	729	221	108	(89)	52	1,344
Impairments of real estate assets	—	—	(995)	(4,505)	(3,105)	(3,425)	—	(6,259)
Gain on sales of properties	—	—	9,280	—	3	—	2,748	20,187
Income (Loss) From Discontinued Operations	330	333	9,014	(4,284)	(2,994)	(3,514)	2,800	15,272

Net Income	17,916	5,382	18,073	4,153	6,011	3,963	12,456	19,783
Less: Net income attributable to noncontrolling interests	—	—	—	(162)	(40)	(111)	(72)	(18)
Net Income Attributable To Common Stockholders	$17,916	$5,382	$18,073	$3,991	$5,971	$3,852	$12,384	$19,765

HEALTHCARE REALTY I 6	2Q I 2015 SUPPLEMENTAL INFORMATION

Balance Sheet Information
(dollars in thousands, except per share data)

ASSETS

	2015		2014
Real estate properties:	Q2	Q1	Q4	Q3	Q2
Land	$186,231	$187,951	$183,060	$183,991	$183,581
Buildings, improvements and lease intangibles	3,033,213	3,077,828	3,048,251	3,030,960	3,014,422
Personal property	9,970	10,014	9,914	9,535	9,504
Construction in progress	8,284	—	—	—	—
Land held for development	16,952	21,376	17,054	17,054	17,054
Total real estate properties	3,254,650	3,297,169	3,258,279	3,241,540	3,224,561
Less accumulated depreciation and amortization	(730,125)	(723,393)	(700,671)	(693,517)	(675,890)
Total real estate properties, net	2,524,525	2,573,776	2,557,608	2,548,023	2,548,671
Cash and cash equivalents	8,431	10,417	3,519	1,684	17,523
Mortgage notes receivable	1,900	1,900	1,900	1,900	4,858
Assets held for sale and discontinued operations, net	14,192	14,164	9,146	11,479	5,759
Other assets, net	191,524	188,198	185,337	178,238	173,299
Total assets	$2,740,572	$2,788,455	$2,757,510	$2,741,324	$2,750,110

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
Notes and bonds payable	$1,388,797	$1,444,555	$1,403,692	$1,403,379	$1,397,027
Accounts payable and accrued liabilities	57,143	50,144	70,240	60,017	72,460
Liabilities of discontinued operations	168	102	372	508	1,041
Other liabilities	66,035	64,469	62,152	57,913	60,232
Total liabilities	1,512,143	1,559,270	1,536,456	1,521,817	1,530,760
Commitments and contingencies
Stockholders' equity:
Preferred stock, $.01 par value; 50,000 shares authorized; none issued and outstanding	—	—	—	—	—
Common stock, $.01 par value; 150,000 shares authorized	1,004	1,001	988	981	972
Additional paid-in capital	2,432,979	2,423,121	2,389,830	2,374,345	2,348,925
Accumulated other comprehensive income (loss)	(1,653)	(3,242)	(2,519)	51	51
Cumulative net income attributable to common stockholders	863,547	845,631	840,249	822,176	818,185
Cumulative dividends	(2,067,448)	(2,037,326)	(2,007,494)	(1,978,046)	(1,948,783)
Total stockholders' equity	1,228,429	1,229,185	1,221,054	1,219,507	1,219,350
Total liabilities and stockholders' equity	$2,740,572	$2,788,455	$2,757,510	$2,741,324	$2,750,110

OTHER INFORMATION
Capital additions
Revenue enhancing	$3,188	$781	$1,361	$187	$108
Routine and non-revenue enhancing	3,580	1,469	2,635	2,501	4,451
2nd generation tenant improvements	2,496	2,992	5,956	4,085	3,132
1st generation tenant improvements	1,150	3,463	4,475	3,351	10,693

HEALTHCARE REALTY I 7	2Q I 2015 SUPPLEMENTAL INFORMATION

Debt Metrics
(dollars in thousands)

SUMMARY OF INDEBTEDNESS
	Q2 2015 Interest Expense	Balance as of 6/30/2015	Weighted Months to Maturity	Effective Interest Rate
Senior Notes due 2017, net of discount	$2,422	$—	—	—
Senior Notes due 2021, net of discount	5,825	398,014	67	5.86%
Senior Notes due 2023, net of discount	2,389	248,343	94	3.85%
Senior Notes due 2025, net of discount (1)	1,837	249,796	118	3.97%
Total Senior Notes Outstanding	12,473	896,153	88	4.77%
Unsecured credit facility due 2017	644	158,000	22	1.58%
Unsecured term loan facility due 2019	825	200,000	44	1.63%
Mortgage notes payable, net	1,970	134,644	62	5.36%
Total Outstanding Notes and Bonds Payable	$15,912	$1,388,797	72	4.01%
Interest cost capitalization	(33)
Deferred financing costs	803
Unsecured credit facility fee	531
Total Quarterly Consolidated Interest Expense	$17,213

(1) The effective interest rate includes the impact of the $1.7 million settlement of an forward-starting interest rate swap that is included in accumulated other comprehensive income on the Company's Condensed Consolidated Balance Sheets.

SELECTED FINANCIAL DEBT COVENANTS (2)
	Calculation	Requirement	Trailing Twelve Months Ended 6/30/2015
Revolving Credit Facility and Term Loan
Leverage Ratio	Total Debt / Total Capital	Not greater than 60%	41.6%
Secured Leverage Ratio	Total Secured Debt / Total Capital	Not greater than 30%	4.0%
Unencumbered Leverage Ratio	Unsecured Debt / Unsecured Real Estate	Not greater than 60%	42.7%
Fixed Charge Coverage Ratio	EBITDA / Fixed Charges	Not less than 1.65x	3.0x
Unsecured Coverage Ratio	Unsecured EBITDA / Unsecured Interest	Not less than 1.75x	3.2x
Tangible Net Worth	Tangible Net Worth - Required Base	Greater than $0	$837,796
Construction and Development	CIP / Total Assets	Not greater than 15%	0.3%
Asset Investments	Mortgages & Unimproved Land / Total Assets	Not greater than 20%	0.7%

Senior Notes
Incurrence of Total Debt	Total Debt / Total Assets	Not greater than 60%	40.1%
Incurrence of Debt Secured by Any Lien	Secured Debt / Total Assets	Not greater than 40%	3.9%
Maintenance of Total Unsecured Assets	Unencumbered Assets / Unsecured Debt	Not less than 150%	249.5%
Debt Service Coverage	EBITDA / Interest Expense	Not less than 1.5x	3.2x

Other
Debt to EBITDA	Total Debt / EBITDA	Not required	6.2x
Debt to Enterprise Value (3)	Total Debt / Enterprise Value	Not required	36.6%

(2) Does not include all financial and non-financial covenants and restrictions that are required by the Company's various debt agreements.
(3) Based on closing price of $24.04 on July 31, 2015 and 100,418,862 shares outstanding.

HEALTHCARE REALTY I 8	2Q I 2015 SUPPLEMENTAL INFORMATION

Investment Activity
(dollars in thousands)

2015 INVESTMENT ACTIVITY

Location	Property Type	Closing	Purchase Price of Acquisition	Square Feet	Aggregate Leased %
Acquisitions
San Jose, CA	MOB	1/15/2015	$39,250	110,679	97%
Seattle, WA	MOB	6/26/2015	13,900	35,558	93%
Total			$53,150	146,237	96%

HISTORICAL INVESTMENT ACTIVITY
	Acquisitions (1)	Mortgage Funding	Construction Mortgage Funding	Re/Development Funding	Total Investments	Dispositions
2011	$150,312	$40,000	$61,931	$79,375	$331,618	$22,700
2012	94,951	—	78,297	5,608	178,856	91,384
2013	216,956	—	58,731	—	275,687	101,910
2014	85,077	1,900	1,244	4,384	92,605	34,840
2015	53,150	—	—	10,746	63,896	98,185
Total	$600,446	$41,900	$200,203	$100,113	$942,662	$349,019
% of Total	63.7%	4.4%	21.3%	10.6%	100.0%

RE/DEVELOPMENT ACTIVITY
Location	Type (2)	Square Feet	Budget	Amount Funded Q2 2015	Total Amount Funded Through 6/30/2015	Estimated Remaining Fundings	Aggregate Leased %	Estimated Completion Date
Construction activity
Birmingham, AL (3)	Redev	138,000	$15,400	$1,607	$3,123	$12,277	100%	Q4 2015
Nashville, TN (4)	Redev	294,000	51,800	2,558	12,007	39,793	83%	Q1 2017
Total		432,000	$67,200	$4,165	$15,130	$52,070

Pre-construction activity (5)
Denver, CO	Dev	98,000	$26,500	$15	$15	$26,485
Austin, TX	Dev	12,900	5,200	56	56	5,144
Total		110,900	$31,700	$71	$71	$31,629

(1)	Net of mortgage notes receivable payoffs upon acquisition.

(2)	Redev - Redevelopment; Dev - Development

(3)	Includes $5.9 million for the addition of a 400-space parking garage and $9.5 million in tenant improvement allowances and commissions.

(4)
Includes $15.2 million for the addition of 70,000 rentable square feet, $18.9 million for a 907-space parking garage and associated land, $17.7 million for existing building upgrades and tenant improvement allowances associated with newly executed leases. The size of the garage increased 267 parking spaces with a corresponding budget increase of $4.0 million. The increase in size of the garage is to allow for future development on adjacent land.

(5)	Includes projects that are in the design phase, but are expected to begin construction once permits and final contracts are executed.

HEALTHCARE REALTY I 9	2Q I 2015 SUPPLEMENTAL INFORMATION

Portfolio by Market and Building Size
(dollars in thousands)

BY MARKET
		SQUARE FEET
		MOB/OUTPATIENT (89.3%)		INPATIENT (7.1%)		OTHER (3.6%)
	Investment(1)	Multi-tenant	Single-tenant Net Lease	Rehab	Surgical	Other	Total	% of Total
Dallas - Fort Worth, TX	$471,112	2,149,939		42,627	156,245		2,348,811	16.6%
Charlotte, NC	166,461	820,457					820,457	5.8%
Nashville, TN	101,659	762,708					762,708	5.4%
Houston, TX	128,264	591,027					591,027	4.2%
Seattle - Bellevue, WA	206,120	489,499	67,510				557,009	3.9%
Los Angeles, CA	136,119	488,371		63,000			551,371	3.9%
Richmond, VA	145,486	548,801					548,801	3.9%
Des Moines, IA	134,502	233,413	146,542			152,655	532,610	3.8%
San Antonio, TX	101,729	483,811		39,786			523,597	3.7%
Memphis, TN	90,522	515,876					515,876	3.6%
Roanoke, VA	48,788		334,454			126,427	460,881	3.3%
Austin, TX	124,690	351,725		66,095			417,820	3.0%
Indianapolis, IN	76,709	382,695					382,695	2.7%
Denver, CO	102,913	298,827		34,068			332,895	2.4%
Honolulu, HI	133,731	298,427					298,427	2.1%
Oklahoma City, OK	109,020	68,860	200,000				268,860	1.9%
Chicago, IL	55,988	243,491					243,491	1.7%
Miami, FL	51,433	241,980					241,980	1.7%
Colorado Springs, CO	50,073	241,224					241,224	1.7%
Phoenix, AZ	63,980	179,963		51,903			231,866	1.6%
Detroit, MI	24,548	199,749				11,308	211,057	1.5%
South Bend, IN	43,582	205,573					205,573	1.5%
Springfield, MO	111,293				186,000		186,000	1.3%
Washington, DC	31,083	182,836					182,836	1.3%
Other (33 markets)	514,120	1,589,383	310,101	373,722		214,864	2,488,070	17.5%
Total	$3,223,925	11,568,635	1,058,607	671,201	342,245	505,254	14,145,942	100.0%
Number of Properties		159	15	11	2	9	196
Percent of Square Feet		81.8%	7.5%	4.7%	2.4%	3.6%	100.0%
Investment (1)		$2,504,334	$243,784	$191,815	$208,725	$75,268	$3,223,926
% of Investment		77.7%	7.6%	5.9%	6.5%	2.3%	100.0%

BY BUILDING SQUARE FEET
Size Range by Square Feet	% of Total	Total Square Footage	Average Square Feet	Number of Properties
>100,000	44.9%	6,355,031	144,433	44
<100,000 and >75,000	22.9%	3,241,537	85,304	38
<75,000 and >50,000	17.0%	2,401,689	63,202	38
<50,000	15.2%	2,147,685	28,259	76
Total	100.0%	14,145,942	72,173	196

(1)	Excludes gross assets held for sale, land held for development and corporate property.

HEALTHCARE REALTY I 10	2Q I 2015 SUPPLEMENTAL INFORMATION

Square Feet by Provider, Rank and Location (1)

BY PROVIDER
Top Providers	Health System Rank (2)	Credit Rating	Associated Buildings (3)	Associated SF (3)	% of Total SF(4)	Leased SF Total	% of Total SF
Baylor Scott & White Health	20	AA-/Aa3	26	2,366,944	16.7%	1,133,059	8.0%
Ascension Health	3	AA+/Aa2	16	1,167,438	8.3%	270,953	1.9%
Catholic Health Initiatives	7	A/A2	14	997,574	7.1%	526,615	3.7%
HCA	2	B+/B2	15	987,449	7.0%	454,577	3.2%
Carolinas HealthCare System	26	--/Aa3	16	765,116	5.4%	580,533	4.1%
Tenet Healthcare Corporation	11	B/B1	11	759,084	5.4%	186,562	1.3%
Bon Secours Health System	48	A-/A3	7	548,801	3.9%	262,013	1.9%
Baptist Memorial Health Care	93	A-/--	7	515,876	3.6%	107,594	0.8%
HealthSouth	86	BB-/Ba3	6	412,989	2.9%	346,894	2.5%
Mercy (St. Louis)	28	AA-/Aa3	2	386,000	2.7%	386,000	2.7%
Indiana University Health	22	AA-/Aa3	3	382,695	2.7%	243,072	1.7%
University of Colorado Health	78	AA-/Aa3	5	345,240	2.4%	131,562	0.9%
Hawaii Pacific Health	161	A/A2	3	298,427	2.1%	59,606	0.4%
Trinity Health	13	AA-/Aa3	2	278,904	2.0%	180,131	1.3%
Community Health Systems	5	B+/B1	5	242,356	1.7%	69,368	0.5%
Medstar Health	32	A-/A2	3	241,739	1.7%	126,449	0.9%
Advocate Health Care	24	AA/Aa2	2	238,391	1.7%	75,224	0.5%
Memorial Hermann	44	A+/A1	4	206,090	1.5%	82,686	0.6%
Providence Health & Services	6	AA-/Aa3	3	202,729	1.4%	131,614	0.9%
Other Credit Rated			15	1,186,226	8.4%
Total - Credit Rated			165	12,530,068	88.6%
Total			196	14,145,942	100.0%

BY RANK (% of total SF)
	MSA		HEALTH SYSTEM (2)(3)
Rank	MOB / Outpatient	Total	MOB / Outpatient	Total
Top 25	55%	53%	59%	55%
Top 50	82%	77%	75%	71%
Top 75	86%	81%	77%	72%
Top 100	91%	87%	85%	82%

MEDICAL OFFICE BUILDINGS BY LOCATION
		2015				2014
	Q2	Q1	Q4	Q3	Q2	Q1
On campus / adjacent	80%	80%	81%	79%	79%	80%
Off campus(5)	20%	20%	19%	21%	21%	20%
	100%	100%	100%	100%	100%	100%

(1)	Excludes mortgage notes receivable and assets classified as held for sale.

(2)	Ranked by revenue based on Modern Healthcare's Healthcare Systems Financials Database. The database includes nearly 500 out of approximately 1,500 health systems in the United States.

(3)	Associated buildings and square footage refers to on-campus, adjacent or off-campus/affiliated properties associated with these healthcare providers.

(4)	Based on square footage, 88.6% of HR's portfolio is associated with a credit-rated healthcare provider and 69.8% is associated with an investment-grade rated healthcare provider.

(5)	Approximately 45% of the off-campus square footage is anchored by a hospital system.

HEALTHCARE REALTY I 11	2Q I 2015 SUPPLEMENTAL INFORMATION

Lease Maturity and Tenant Size (1)
(dollars in thousands)

LEASE MATURITY SCHEDULE
	MULTI-TENANT ("MT")			SINGLE-TENANT NET LEASE ("STNL")			TOTAL
	Number of Leases	Square Feet	% of Total MT Square Feet	Number of Leases	Square Feet	% of Total STNL Square Feet	Number of Leases	Square Feet	% of Total MT & STNL Square Feet
2015	320	1,007,506	8.5%	—	—	—%	320	1,007,506	7.1%
2016	342	1,112,721	9.4%	2	69,749	2.8%	344	1,182,470	8.3%
2017	337	1,451,200	12.3%	5	334,454	13.5%	342	1,785,654	12.5%
2018	266	1,377,454	11.7%	—	—	—%	266	1,377,454	9.6%
2019	266	1,264,991	10.7%	9	371,805	15.0%	275	1,636,796	11.5%
2020	137	906,216	7.7%	1	83,318	3.4%	138	989,534	6.9%
2021	80	431,507	3.7%	2	143,868	5.8%	82	575,375	4.0%
2022	80	588,656	5.0%	2	137,016	5.5%	82	725,672	5.1%
2023	92	665,198	5.6%	1	75,000	3.0%	93	740,198	5.2%
2024	52	394,972	3.3%	2	65,381	2.6%	54	460,353	3.2%
Thereafter	36	420,943	3.6%	11	1,017,634	41.1%	47	1,438,577	10.1%

AVERAGE TENANT SIZE
	NUMBER OF LEASES
Square Footage	Multi-Tenant Properties (2)	Single-Tenant Net Lease Properties
0 - 2,500	961	—
2,501 - 5,000	560	—
5,001 - 7,500	178	1
7,501 - 10,000	104	1
10,001 +	205	33
Total Leases	2,008	35

(1)	Excludes mortgage notes receivable, land held for development, construction in progress, corporate property and assets classified as held for sale.

(2)	The average lease size in the multi-tenant properties is 4,792 square feet.

HEALTHCARE REALTY I 12	2Q I 2015 SUPPLEMENTAL INFORMATION

Occupancy Information (1)
(dollars in thousands)

OCCUPANCY
				2015			2014
	Investment at 6/30/2015	Square Feet at 6/30/2015	Q2	Q1	Q4	Q3	Q2
Multi-Tenant
Same store properties, as reported (2)	$2,006,981	9,432,232	87.4%	86.8%	87.1%	87.0%	85.9%
Acquisitions	350,391	1,245,696	90.7%	90.5%	90.3%	88.7%	93.0%
Reposition	197,461	1,169,789	50.7%	50.7%	53.6%	53.2%	52.6%
Total	$2,554,833	11,847,717	84.2%	83.8%	83.7%	83.9%	83.2%

Single-Tenant Net lease
Same store properties, as reported (2)	$455,212	1,878,157	100.0%	100.0%	100.0%	100.0%	100.0%
Acquisitions	213,881	420,068	100.0%	100.0%	100.0%	100.0%	100.0%
Total	$669,093	2,298,225	100.0%	100.0%	100.0%	100.0%	100.0%

Total
Same store properties, as reported (2)	$2,462,193	11,310,389	89.5%	89.1%	89.3%	89.2%	88.3%
Acquisitions	564,272	1,665,764	93.0%	93.1%	93.1%	92.1%	95.5%
Reposition	197,461	1,169,789	50.7%	50.7%	53.6%	53.2%	52.6%
Total	$3,223,926	14,145,942	86.7%	86.6%	86.4%	86.6%	86.1%

# of Properties
Same store properties, as reported (2)			159	162	160	167	168
Acquisitions			18	18	18	14	13
Reposition			19	18	20	19	19
Total			196	198	198	200	200

(1)	Excludes mortgage notes receivable, land held for development, construction in progress, corporate property and assets classified as held for sale.

(2)	Properties previously disclosed as development conversions are now included in the same store properties. As reported except for the inclusion of development conversion properties.

HEALTHCARE REALTY I 13	2Q I 2015 SUPPLEMENTAL INFORMATION

Same Store Properties
(dollars in thousands)

QUARTERLY(1)(2)
	Q2 2015	Q1 2015	Q4 2014	Q3 2014	Q2 2014	Q1 2014	Q4 2013	Q3 2013
Multi-tenant
Revenues	$63,150	$62,542	$62,005	$61,547	$61,114	$60,255	$59,623	$57,958
Expenses	27,136	27,397	27,039	28,099	27,716	27,342	26,414	27,682
NOI	$36,014	$35,145	$34,966	$33,448	$33,398	$32,913	$33,209	$30,276
Occupancy	87.4%	87.0%	87.1%	87.0%	85.8%	85.4%	85.3%	84.7%
Number of properties	127	127	127	127	127	127	127	127

Single-tenant net lease
Revenues	$12,035	$12,083	$11,885	$11,625	$11,601	$11,553	$11,509	$11,488
Expenses	444	414	449	373	531	519	535	530
NOI	$11,591	$11,669	$11,436	$11,252	$11,070	$11,034	$10,974	$10,958
Occupancy	100.0%	100.0%	98.1%	98.1%	98.1%	98.1%	98.1%	98.1%
Number of properties	32	32	32	32	32	32	32	32

Total
Revenues	$75,185	$74,625	$73,890	$73,172	$72,715	$71,808	$71,132	$69,446
Expenses	27,580	27,811	27,488	28,472	28,247	27,861	26,949	28,212
Same Store NOI	$47,605	$46,814	$46,402	$44,700	$44,468	$43,947	$44,183	$41,234
Occupancy	89.5%	89.2%	88.9%	88.8%	87.8%	87.5%	87.4%	87.0%
Number of properties	159	159	159	159	159	159	159	159
% NOI year-over-year growth	7.1%	6.5%	5.0%	8.4%

TRAILING TWELVE MONTHS (1) (2)
	Twelve Months Ended June 30,
	2015	2014	% Change
Multi-tenant
Revenues	$249,244	$238,950	4.3%
Expenses	$109,671	$109,154	0.5%
NOI	$139,573	$129,796	7.5%
Revenue per occupied square feet	$30.42	$29.83	2.0%
Average occupancy	86.9%	84.9%
Number of properties	127	127

Single-tenant net lease
Revenues	$47,628	$46,151	3.2%
Expenses	$1,680	$2,115	(20.6)%
NOI	$45,948	$44,036	4.3%
Revenue per occupied square feet	$25.66	$25.06	2.4%
Average occupancy	98.8%	98.1%
Number of properties	32	32

Total
Revenues	$296,872	$285,101	4.1%
Expenses	$111,351	$111,269	0.1%
Same Store NOI	$185,521	$173,832	6.7%
Revenue per occupied square feet	$29.54	$28.94	2.1%
Average occupancy	88.9%	87.1%
Number of Properties	159	159

(1)
Excludes recently acquired or disposed properties, mortgage notes receivable, construction in progress, land held for development, corporate property, reposition properties and assets classified as held for sale.

(2)	Properties previously disclosed as development conversion are now included in the same store properties.

HEALTHCARE REALTY I 14	2Q I 2015 SUPPLEMENTAL INFORMATION

Reconciliation of NOI
(dollars in thousands)

QUARTERLY
	Q2 2015	Q1 2015	Q4 2014	Q3 2014	Q2 2014	Q1 2014	Q4 2013	Q3 2013
Rental income (a)	$95,450	$95,034	$93,648	$92,095	$89,279	$86,502	$84,824	$77,301
Property lease guaranty revenue (b)	937	1,102	1,029	1,100	1,160	1,141	1,124	1,383
Exclude straight-line rent revenue	(2,475)	(2,832)	(3,122)	(3,046)	(2,504)	(2,297)	(2,939)	(2,371)
Revenue	93,912	93,304	91,555	90,149	87,935	85,346	83,009	76,313
Property operating expense	(33,927)	(34,263)	(33,386)	(34,204)	(33,635)	(32,831)	(31,227)	(31,758)
NOI	$59,985	$59,041	$58,169	$55,945	$54,300	$52,515	$51,782	$44,555
Less:
Acquisitions	(9,805)	(9,613)	(8,728)	(8,207)	(6,442)	(5,143)	(4,347)	(478)
Reposition	(1,290)	(1,313)	(1,715)	(1,528)	(1,880)	(1,898)	(1,693)	(1,163)
Dispositions / other	(1,285)	(1,301)	(1,324)	(1,510)	(1,510)	(1,527)	(1,559)	(1,680)
Same store NOI	$47,605	$46,814	$46,402	$44,700	$44,468	$43,947	$44,183	$41,234

(a) Rental income reconciliation:
Property operating	$75,470	$74,654	$73,153	$71,847	$71,029	$69,274	$67,015	$62,241
Single-tenant net lease	17,505	17,548	17,373	17,202	15,746	14,931	14,870	12,689
Straight-line rent	2,475	2,832	3,122	3,046	2,504	2,297	2,939	2,371
Total consolidated rental income	$95,450	$95,034	$93,648	$92,095	$89,279	$86,502	$84,824	$77,301

(b) Other operating income reconciliation:
Property lease guaranty revenue	$937	$1,102	$1,029	$1,100	$1,160	$1,141	$1,124	$1,383
Interest income	156	157	163	246	130	192	173	102
Other	134	132	128	128	133	115	89	93
Total consolidated other operating income	$1,227	$1,391	$1,320	$1,474	$1,423	$1,448	$1,386	$1,578

TRAILING TWELVE MONTHS
	Twelve Months Ended June 30,
	2015	2014
NOI	$233,140	$203,152
Less:
Acquisitions	(36,353)	(16,410)
Reposition	(5,846)	(6,634)
Dispositions / other	(5,420)	(6,276)
Same store NOI	$185,521	$173,832

HEALTHCARE REALTY I 15	2Q I 2015 SUPPLEMENTAL INFORMATION

Same Store Leasing Statistics (1)

		2015	2014 (2)				2013
	Q2	Q1	Q4	Q3	Q2	Q1	Q4	Q3	Q2
Contractual increases for in-place leases ("annual bumps")
Multi-tenant properties	3.1%	3.0%	2.9%	3.0%	3.0%	2.9%	3.1%	3.0%	3.2%
Single-tenant net lease properties	2.2%	0.7%	6.9%	3.5%	2.1%	1.7%	3.0%	2.2%	2.1%
Cash leasing spreads for renewals, multi-tenant properties	5.0%	3.6%	4.0%	1.4%	2.5%	2.0%	1.6%	2.7%	1.0%
Tenant retention rate, multi-tenant properties	87.3%	83.1%	88.6%	85.9%	89.7%	77.4%	78.4%	85.2%	77.5%

As of 6/30/2015
Multi-Tenant Contractual Rental Rate Increases by Type
Annual increase	84.9%
Non-annual increase	7.6%
No increase (term < 1 year)	3.9%
No increase (term > 1 year)	3.6%

Tenant Type
Multi-Tenant properties
Hospital	45.6%
Physician and other	54.4%
Single-Tenant net lease properties
Hospital	79.9%
Other	20.1%

Lease Structure, multi-tenant only
Gross	17.6%
Modified gross	34.1%
Net	48.3%

Ownership Type
Ground lease	58.8%
Fee simple	41.2%

(1)	Excludes mortgage notes receivable, construction in progress, land held for development, corporate property, reposition properties and assets classified as held for sale.

(2)	Reflects amounts reported in prior periods.

HEALTHCARE REALTY I 16	2Q I 2015 SUPPLEMENTAL INFORMATION

Components of Net Asset Value
(dollars in thousands)

Asset Type	Q2 2015 Same Store NOI(1)	Q2 2015 Acquisitions NOI	Q2 2015 Reposition NOI(2)	Timing Adjustments(3)	Q2 2015 Adjusted NOI	Annualized Adjusted NOI	% of Adjusted NOI
MOB / Outpatient	$40,026	$6,345	$1,393	$2,681	$50,445	$201,780	82.0%
Inpatient rehab	4,525	274	—	—	4,799	19,196	7.8%
Inpatient surgical	2,076	2,320	—	—	4,396	17,584	7.1%
Other	978	866	73	—	1,917	7,668	3.1%
Total NOI	$47,605	$9,805	$1,466	$2,681	$61,557	$246,228	100.0%

TOTAL SHARES OUTSTANDING (AS OF JULY 31, 2015) 100,418,862

	Land held for development	$16,952
	Construction in progress	8,284
	Mortgage notes receivable	1,900
	Subtotal	$27,136

+	ADD: OTHER ASSETS
	Assets held for sale(4)	$24,706
	Reposition properties (net book value)(2)	10,879
	Cash and other assets(5)	89,614
	Subtotal	$125,199

-	SUBTRACT: DEBT
	Unsecured credit facility	$158,000
	Unsecured term loan	200,000
	Senior notes	896,153
	Mortgage notes payable	134,644
	Other liabilities(6)	87,239
	Subtotal	$1,476,036

(1)	See Same Store Properties schedule on page 14 for details on same store NOI.

(2)
Reposition properties includes 19 properties, which comprises 1,169,789 square feet. The NOI table above includes 12 of these properties comprising 937,569 square feet that have generated positive NOI totaling approximately $1.5 million. The remaining 7 properties, comprising 232,220 square feet, have generated a NOI loss of approximately $0.2 million and are reflected at a net book value of $10.9 million in the table below.

(3)
Same store NOI is adjusted to reflect quarterly NOI from properties acquired during the prior five quarters and development conversions adjustments represent an estimated full annual stabilization rate of $27.5 million.

(4)	Assets held for sale includes three real estate properties that are excluded from same store NOI and reflect net book value or the contractual purchase price, if applicable.

(5)
Includes cash of $8.4 million and other assets of $81.2 million that are expected to generate future cash or NOI and assets that are currently causing non-cash reductions to NOI. Other assets include prepaid assets of $64.0 million and above-market intangible assets (net) of $17.2 million.

(6)
Includes only liabilities that are expected to reduce future cash or NOI and that are currently producing non-cash benefits to NOI. Included are accounts payable and accrued liabilities of $57.3 million, pension plan liability of $19.6 million, security deposits of $5.8 million, market-rate lease intangibles of $4.1 million, and deferred operating expense reimbursements of $0.5 million. Also, excludes deferred revenue of $36.1 million.

HEALTHCARE REALTY I 17	2Q I 2015 SUPPLEMENTAL INFORMATION

Components of Expected 2015 FFO
(dollars in thousands, except per square foot data)

SAME STORE QUARTERLY RANGE OF EXPECTATIONS
	Low	High
Occupancy
Multi-Tenant	87.0%	89.0%
Single-Tenant Net Lease	100.0%	100.0%

Revenue per Occupied Square Foot
Multi-Tenant	$29.00	$32.00
Single-Tenant Net Lease	$25.00	$26.00

Multi-Tenant NOI Margin	55.0%	60.0%

Multi-Tenant Contractual Rent Increases by Type (% of SF)
Annual Increase	80.0%	90.0%
Non-annual Increase	7.5%	10.0%
No Increase (term < 1 year)	3.0%	5.0%
No Increase (term > 1 year)	4.0%	6.0%

Contractual increases for in-place leases ("annual bumps")
Multi-Tenant	2.9%	3.1%
Single-Tenant Net Lease	2.0%	3.0%

Multi-Tenant Cash Leasing Spreads	1.0%	5.0%

Multi-Tenant Lease Retention Rate	75.0%	90.0%

ANNUAL RANGE OF EXPECTATIONS
	Low	High
Same Store NOI Growth
Multi-Tenant (1)	6.0%	8.0%
Single-Tenant Net Lease (2)	3.0%	4.0%

Normalized G&A	$24,500	$26,500

Funding Activity
Acquisitions	$100,000	$150,000
Dispositions	(125,000)	(150,000)
Development	10,000	20,000
Redevelopment/Reposition	30,000	40,000
Capital Additions
Revenue enhancing	6,000	10,000
Routine and non-revenue enhancing	8,000	12,000
1st Generation Tenant Improvements	10,000	15,000
2nd Generation Tenant Improvements	12,000	18,000

Cash Yield
Acquisitions	5.75%	6.25%
Dispositions	5.75%	6.25%
Development (stabilized)	6.75%	8.00%
Redevelopment (stabilized)	7.50%	8.50%

Leverage (Debt/Cap)	40.0%	45.0%

(1)
The expected same store NOI growth of the multi-tenant properties include the effect of the development conversion properties that were added to same store in the first quarter of 2015. Long-term same store NOI Growth, excluding changes in occupancy, is expected to range between 2% and 4%.

(2)	The expected long-term same store NOI growth of the single-tenant net lease properties is expected to range between 2% and 3%.

HEALTHCARE REALTY I 18	2Q I 2015 SUPPLEMENTAL INFORMATION